Exhibit 99.1

MITER Brands to Acquire PGT Innovations for $42.00 Per Share in Cash

Represents 60% Premium to PGTI’s Unaffected Share Price

MITER’s $42.00 Per Share All-Cash Proposal Declared a “Superior Proposal” by PGT Innovations’ Board

Harrisburg, Pa. and Venice, Fl. – January 17, 2024 – MITER Brands™ (“MITER”), a nationwide manufacturer of precision-built windows and doors, and PGT Innovations Inc. (NYSE: PGTI) (“PGTI”), a manufacturer of premium windows and doors, today announced they have entered into a definitive merger agreement for MITER to acquire all outstanding shares of PGTI at a price of $42.00 per share in cash, or an enterprise value of approximately $3.1 billion. The purchase price represents a premium of 60% over PGTI’s unaffected closing share price on October 9, 2023, the last trading day prior to the public disclosure of a proposal for the acquisition of PGTI. The merger agreement has been unanimously approved by the boards of directors of both companies. The transaction will be financed in part by an equity investment from Koch Equity Development LLC, the principal investment and acquisition arm of Koch Industries, Inc., and a current investor in MITER.

PGTI also announced that it has terminated its merger agreement with Masonite International Corp. (“Masonite”) dated December 17, 2023.

Executive Commentary

Matt DeSoto, President and CEO of MITER Brands, said, “MITER and PGTI are fully aligned in providing world-class service and the finest products with a culture where people, performance, and customer experiences come first. Our product mix and geographic presence are highly complementary, and we look forward to delivering enhanced value to our team members, customers, suppliers and local communities. The combined company will continue its long-held commitment to innovation, service, and high-quality window and door products as we accelerate our growth trajectory. We are excited to welcome the PGTI team into our owner-operated business with family-first values.”

Jeffrey T. Jackson, PGTI President and Chief Executive Officer, said, “We are thrilled to have reached an agreement with MITER that maximizes value for PGTI shareholders. Since PGTI’s founding over 40 years ago, we have delivered profitable growth and created significant shareholder value by serving our customers with the high-quality window and door solutions they need. In MITER, we have found a strong partner that shares our commitment to safety, quality, and innovation. We are excited to join forces with the MITER team.”

"Koch Equity Development is excited to support the DeSoto family along with the entire MITER Brands team in building the most valued window and door brand in America with our third equity investment since 2019," said Richard Hunt, Managing Director at Koch Equity Development. "We are confident that MITER’s acquisition of PGTI will result in long-term value creation for all of MITER’s stakeholders and constituencies."

Timing and Approvals

MITER and PGTI entered into their agreement after the PGTI Board unanimously determined that MITER’s proposal constituted a “Superior Proposal” as defined in PGTI’s merger agreement with Masonite, dated December 17, 2023. PGTI notified Masonite of its determination and Masonite waived its right to improve the terms of its offer. In accordance with PGTI’s merger agreement with Masonite, concurrent with the signing of PGTI’s definitive merger agreement with MITER, PGTI terminated its merger agreement with Masonite and MITER, on behalf of PGTI, paid the termination fee of $84 million due to Masonite.

MITER’s transaction with PGTI is expected to close by mid-year 2024, subject to PGTI shareholder approval, regulatory approval and customary closing conditions. MITER has obtained commitment letters for the financing necessary to complete the transaction, which is not subject to a financing condition. Upon completion of the transaction, PGTI will become a privately held subsidiary of MITER and its common stock will no longer be traded on the NYSE.

For further information regarding the terms and conditions contained in the definitive transaction agreement, please see PGTI’s current report on Form 8-K, which will be filed with the U.S. Securities and Exchange Commission in connection with the transaction.

Advisors

KeyBanc Capital Markets Inc. and RBC Capital Markets are acting as financial advisors to MITER Brands and are providing committed debt financing, and Stinson LLP is acting as its legal counsel. Evercore is acting as exclusive financial advisor to PGTI, and Davis Polk & Wardwell LLP is acting as legal counsel to PGTI. Rothschild & Co US Inc. is acting as financial advisor to Koch Equity Development LLC and Jones Day is acting as its legal counsel.

About MITER Brands

Founded in 1947, MITER Brands is a residential window and door manufacturer that produces a portfolio of window and door brands for the new construction and replacement segments with an owner-operated, family-first approach. MITER Brands is the combination of two fast-growing regional product brands: MI Windows and Doors and Milgard Windows and Doors, and is a nationwide supplier of precision-built and energy-efficient products with more than 10 manufacturing facilities throughout the United States. MITER Brands instills confidence and drives quality customer experiences through optimized manufacturing, valued relationships, and dedicated team members coast to coast. For more information, visit www.miterbrands.com.

About PGT Innovations

PGT Innovations manufactures and supplies premium windows, doors, and garage doors. Its highly engineered and technically advanced products can withstand some of the toughest weather conditions on Earth and are revolutionizing the way people live by unifying indoor and outdoor living spaces. PGT Innovations creates value through deep customer relationships, understanding the unstated needs of the markets it serves, and a drive to develop category-defining products. The PGT Innovations family of brands include CGI®, PGT® Custom Windows and Doors, WinDoor®, Western Window Systems, Anlin Windows & Doors, Eze-Breeze®, Eco Window Systems, NewSouth Window Solutions, and Martin Door. The company’s brands, in their respective markets, are a preferred choice of architects, builders, and homeowners throughout North America and the Caribbean. Their high-quality products are available in custom and standard sizes with massive dimensions that allow for unlimited design possibilities in residential, multi-family, and commercial projects. For additional information, visit http://www.pgtinnovations.com.

About Koch Equity Development LLC

Koch Equity Development (“KED”) is the principal investment and acquisition arm of Koch Industries, Inc. (“KII”), one of the largest privately held businesses in America. Since 2012, KED has deployed more than $35 billion in equity investments and acquisitions. With more than $125 billion of revenue, KII is a U.S.-based business with 120,000 global employees operating in more than 60 countries.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the United States Private Securities Litigation Reform Act of 1995. You can identify these statements and other forward-looking statements in this document by words such as “may,” “will,” “should,” “can,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future,” “potential,” “intend,” “plan,” “assume,” “believe,” “forecast,” “look,” “build,” “focus,” “create,” “work,” “continue,” “target,” “poised,” “advance,” “drive,” “aim,” “forecast,” “approach,” “seek,” “schedule,” “position,” “pursue,” “progress,” “budget,” “outlook,” “trend,” “guidance,” “commit,” “on track,” “objective,” “goal,” “strategy,” “opportunity,” “ambitions,” “aspire” and similar expressions, and variations or negative of such terms or other variations thereof. Words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such statements regarding the transactions contemplated by the Agreement and Plan of Merger, dated as of January 16, 2024, among PGTI, MIWD Holding Company LLC and RMR MergeCo, Inc. (the “Transaction”), including the expected time period to consummate the Transaction. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of PGTI, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the possibility that PGTI’s stockholders may not approve the Transaction; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of PGTI’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of PGTI to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of potential litigation relating to the Transaction that could be instituted against PGTI or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the risk of rating agency actions and PGTI’s ability to access short- and long-term debt markets on a timely and affordable basis; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of PGTI’s control. All such factors are difficult to predict and are beyond our control, including those detailed in PGTI’s annual reports on Form 10-K, quarterly reports on Form 10-Q and Current Reports on Form 8-K that are available on PGTI’s website at https://pgtinnovations.com and on the website of the Securities Exchange Commission (“SEC”) at http://www.sec.gov. PGTI’s forward-looking statements are based on assumptions that PGTI’s believes to be reasonable but that may not prove to be accurate. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. PGTI does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, PGTI will file with the SEC a proxy statement on Schedule 14A. The definitive proxy statement will be sent to the stockholders of PGTI seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING PGTI, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the proxy statement, and other documents filed with the SEC by PGTI through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by PGTI will be made available free of charge by accessing PGTI’s website at https://pgtinnovations.com or by contacting PGTI by submitting a message at https://ir.pgtinnovations.com/investor-contact or by mail at 1070 Technology Drive, North Venice, FL 34275.

Participants in the Solicitation

PGTI, its directors, executive officers and other persons related to PGTI may be deemed to be participants in the solicitation of proxies from PGTI’s stockholders in connection with the Transaction. Information about the directors and executive officers of PGTI and their ownership of PGTI common stock is also set forth in PGTI’s definitive proxy statement in connection with its 2023 Annual Meeting of Stockholders, as filed with the SEC on April 10, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1354327/000119312523126009/d442491ddef14a.htm), PGTI’s Current Report on Form 8-K filed with the SEC on July 3, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1354327/000095010323009816/dp196528_8k.htm), PGTI’s Current Report on Form 8-K filed with the SEC on August 8, 2023 (and is available at https://www.sec.gov/Archives/edgar/data/1354327/000095010323011731/dp198129_8k.htm), PGTI’s Current Report on Form 8-K filed with the SEC on November 6, 2023 (and is available at https://www.sec.gov/Archives/edgar/data/1354327/000095010323016034/dp202537_8k.htm), and PGTI’s Current Report on Form 8-K filed with the SEC on January 2, 2024 (and is available at https://www.sec.gov/Archives/edgar/data/1354327/000095010324000038/dp204648_8k.htm). Information about the directors and executive officers of PGTI, their ownership of PGTI common stock, and PGTI’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Transactions, and Director Independence” included in PGTI’s annual report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on February 27, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1354327/000095017023004543/pgti-20221231.htm), and in the sections entitled “Board Highlights” and “Security Ownership of Certain Beneficial Owners and Management” included in PGTI’s definitive proxy statement in connection with its 2023 Annual Meeting of Stockholders, as filed with the SEC on April 28, 2023 (and which is available at https://www.sec.gov/Archives/edgar/data/1354327/000119312523126009/d442491ddef14a.htm). Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

For MITER Brands:

Ira Gorsky / Patrick Ryan

miterbrands@edelmansmithfield.com

917.275.7327

For PGT Innovations:

Investors:

Craig Henderson

Chief Financial Officer

CHenderson@PGTInnovations.com

941.480.1600

Media:

Stephanie Cz

Corporate Communications and PR Manager
SCz@PGTInnovations.com
941.480.1600

FGS Global

PGTI@fgsglobal.com

212.687.8080